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                           SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.  20549


                                        FORM 8-K

                                     CURRENT REPORT



         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported) August 18, 1995



                                HONDO OIL & GAS COMPANY
                 (Exact name of registrant as specified in its charter)



                  Delaware                  1-8979           95-1998768
         (State or other jurisdiction   (Commission       (I.R.S. Employer
             of incorporation)           File Number)    Identification No.)


               410 East College Boulevard, Roswell, New Mexico     88201
                 (Address of principal executive offices)       (Zip Code)


           Registrant's telephone number, including area code: (505) 625-8700




         _____________________________________________________________________

             (Former name or former address, if changed since last report)

                         There are no exhibits to this report.












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        Item 5.  Other Events

        In a press release on August 18, 1995, the registrant announced that the test results of the Opon No. 4 well at the Opon Association Contract area in the Middle Magdalena Valley in Colombia will be delayed until October. In its Form 10-Q for the quarter ended June 30, 1995, the registrant reported that the well had reached its total depth of 12,800 feet, and that results were expected during August. Recently, during logging operations, a tool was stuck near total depth of the well. Subsequent fishing attempts to retrieve the tool resulted in stuck drill pipe and efforts to free the pipe have been unsuccessful. A sidetrack will be initiated to redrill the bottom portion of the hole.


                                       SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           HONDO OIL & GAS COMPANY


        Date: August 18, 1995                   By:  /s/ Stanton J. Urquhart
                                                ______________________________
                                                Stanton J. Urquhart
                                                Vice President


























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